UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of report (Date of earliest event reported): May 22, 2017 ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07                 Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Royal Caribbean Cruises Ltd. (the “Annual Meeting”) was held on May 22, 2017. We had 214,922,264 outstanding shares of our common stock as of March 27, 2017, the record date for the Annual Meeting. 162,000,512 shares of common stock were represented in person or by proxy at the Annual Meeting, which was sufficient to constitute a quorum for the purpose of transacting business.

The final voting results for each proposal are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	152,087,661	332,861	159,408	9,420,582
Richard D. Fain	148,110,500	3,801,940	667,490	9,420,582
William L. Kimsey	150,089,898	2,424,735	65,297	9,420,582
Maritza G. Montiel	152,233,189	187,162	159,579	9,420,582
Ann S. Moore	145,803,616	6,616,370	159,944	9,420,582
Eyal M. Ofer	150,253,425	2,260,655	65,850	9,420,582
Thomas J. Pritzker	148,742,392	3,551,754	285,784	9,420,582
William K. Reilly	151,189,298	1,326,093	64,539	9,420,582
Bernt Reitan	151,260,952	1,254,050	64,928	9,420,582
Vagn O. Sørensen	133,948,163	17,732,954	898,813	9,420,582
Donald Thompson	152,207,543	213,483	158,904	9,420,582
Arne Alexander Wilhelmsen	150,537,919	1,977,782	64,229	9,420,582

Each of the twelve nominees listed above was elected to the Board of Directors, having received the affirmative vote of a majority of the votes cast with respect to the election of directors.

Advisory Vote on Compensation of Named Executive Officers

Number
Votes For	149,052,127
Votes Against	2,803,719
Abstentions	724,084
Broker Non-Votes	9,420,582

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

Number
One Year	140,350,498
Two Years	172,753
Three Years	11,980,518
Abstentions	76,161
Broker Non-Votes	9,420,582

Ratification of the Auditors

Number
Votes For	159,760,756
Votes Against	2,159,324
Abstentions	80,432
Broker Non-Votes	0

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified, having received the affirmative vote of a majority of the votes cast with respect to such proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 24, 2017	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: